                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NANOMETRICS INCORPORATED

Date:  March 29, 1996                  By: /s/ VINCENT J. COATES
                                           -------------------------------
                                           Vincent J. Coates, Chairman and
                                           Chief Executive Officer

                          POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vincent J. Coates, jointly and severally, his attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant in the capacities and on the dates indicated:

            Signature                                    Title                   Date
--------------------------------------------   -------------------------     --------------

/s/  VINCENT J. COATES                         Chairman of the Board and      March 29, 1996
--------------------------------------------   Chief Executive Officer
    (Vincent J. Coates)                        (Principal Executive Officer)


/s/  PAUL B. NOLAN                             Chief Financial Officer       March 29, 1996
--------------------------------------------   (Principal Accounting and
    (Paul B. Nolan)                            Financial Officer)


/s/  JOHN D. HEATON                            Director, General Manager     March 29, 1996
--------------------------------------------
   (John D. Heaton)


/s/  NORMAN V. COATES                          Director                      March 29, 1996
--------------------------------------------
    (Norman V. Coates)


/s/  NATHANIEL BRENNER                         Director                      March 29, 1996
--------------------------------------------
    (Nathaniel Brenner)


/s/  ROGER G. NOVESKY                          Director                      March 29, 1996
--------------------------------------------
    (Roger G. Novesky)

/s/  CLIFFORD F. SMEDLEY                       Director                      March 29, 1996
--------------------------------------------
    (Clifford F. Smedley)

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